Earnings (loss) per share	12 Months Ended
Dec. 31, 2020
Earnings (loss) per share
Earnings (loss) per share

33 Earnings (loss) per share

Basic earnings (loss) per ordinary share are calculated by dividing net profit (loss) for the period attributable to Eni’s shareholders by the weighted average number of ordinary shares issued and outstanding during the period, excluding treasury shares.

Diluted earnings (loss) per share are calculated by dividing the net profit (loss) of the period attributable to Eni’s shareholders by the weighted average number of shares fully-diluted, excluding treasury shares, and including the number of potential shares to be issued in connection with stock-based compensation plans.

As of December 31, 2020, the shares that could be potentially issued related the estimation of new shares that will vest in connection with the 2017-2019 and 2020–2022 long-term monetary incentive plans.

Reconciliation of the weighted average number of shares used for the calculation for both basic and diluted earnings (loss) per share was as follows:

		2020	2019	2018
Weighted average number of shares used for basic earnings (loss) per share		3,572,549,651	3,592,249,603	3,601,140,133
Potential shares to be issued for ILT incentive plan		6,465,718	2,251,406	2,782,584
Weighted average number of shares used for diluted earnings (loss) per share		3,579,015,369	3,594,501,009	3,603,922,717
Eni’s net profit (loss)	(€ million)	(8,635)	148	4,126
Basic earnings (loss) per share	(€ per share)	(2.42)	0.04	1.15
Diluted earnings (loss) per share	(€ per share)	(2.42)	0.04	1.15